UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2013

MITEK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

8911 Balboa Ave., Suite B, San Diego, California 92123

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 309-1700

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2013, following approval by the stockholders of Mitek Systems, Inc., a Delaware corporation (the “Company”), the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to provide for an increase in the number of shares of common stock of the Company authorized for issuance from 40,000,000 to 60,000,000 (the “Certificate of Amendment”). The number of authorized shares of preferred stock of the Company remains unchanged at 1,000,000 shares. Accordingly, the Certificate of Amendment also reflects an increase in the aggregate number of authorized shares of all classes of Company capital stock from 41,000,000 to 61,000,000.

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 13, 2013, the Company held an annual meeting of its stockholders (the “Annual Meeting”). As of January 3, 2013, the record date for the Annual Meeting, there were 26,041,283 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 20,071,049 shares of the Company’s common stock were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter. These proposals are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on January 14, 2013.

1.	A proposal to elect the following seven directors to serve until the Company’s 2014 annual meeting of stockholders and until their respective successors have been elected and qualified: John M. Thornton, James B. DeBello, Vinton P. Cunningham, Gerald I. Farmer, Bruce E. Hansen, Alex W. “Pete” Hart and Sally B. Thornton.

	For	Withheld	Broker Non-Votes
John M. Thornton	7,126,909	637,298	12,306,842
James B. DeBello	7,164,137	600,070	12,306,842
Vinton P. Cunningham	7,334,855	429,352	12,306,842
Gerald I. Farmer	6,785,174	979,033	12,306,842
Bruce E. Hansen	7,338,205	426,002	12,306,842
Alex W. “Pete” Hart	6,977,896	786,311	12,306,842
Sally B. Thornton	6,258,270	1,505,937	12,306,842

2.	A proposal to approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 60,000,000.

For	Against	Abstained	Broker Non-Votes
17,413,948	2,612,743	44,358	0

3.	A proposal to ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

For	Against	Abstained	Broker Non-Votes
18,579,074	1,372,954	119,021	0

4.	A proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

For	Against	Abstained	Broker Non-Votes
14,983,083	4,711,014	376,952	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Mitek Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

By:	/s/ Russell C. Clark
Russell C. Clark
Chief Financial Officer

Date: February 14, 2013